UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO 001-12211

Date of report (Date of earliest event reported):  JUNE 30, 1999

--------------------------------------------------------------------------------

                        ECHELON INTERNATIONAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

FLORIDA                                         59-2554218
------------------------                        -----------------------
(State of incorporation)                        (I.R.S. Employer
                                                Identification Number)
450 CARILLON PARKWAY, SUITE 200
ST. PETERSBURG, FLORIDA 33716                   (727) 803-8200
-----------------------------------------       -------------------------------
(Address of principal executive offices)        (Registrant's telephone number)

ITEM 5.  OTHER EVENTS.

On or about June 30, 1999, Echelon International Corporation ("Echelon" or the "Company") mailed an information packet to provide information about the Company to the investment community. The content of the information packet is a printed brochure which includes the following information.

COMMERCIAL DEVELOPMENT

During the next five years, Echelon plans to hold its core commercial properties totaling approximately 1.2 million square feet. Echelon currently plans to expand its commercial real estate portfolio by developing or acquiring 750,000 to 1,200,000 square feet of commercial office space. A substantial amount of this space will be developed on Echelon's existing land inventory in the Tampa Bay area of Florida, with the balance being developed or acquired, with initial emphasis on the state of Florida and subsequently through acquisitions in target markets in the southeast and southwest United States. Actual development will depend on real estate and capital market conditions.

Echelon's significant commercial properties follow:

NATIONSBANK TOWER
NationsBank Tower is the newest Class A office building in the center of downtown St. Petersburg. The copper roof atop its 26 elegant floors can be seen from miles away.
Location: St. Petersburg, Florida
Year Built: 1990
Rentable Square Feet: 296,693
% Occupied at December 31, 1998: 100%
Net Book Value at December 31, 1998: $35,052,000
1998 Annual Net Operating Income: $3,915,000
1997 Annual Net Operating Income: $3,636,000
Major Tenants: Florida Progress, NationsBank, Holland & Knight (law firm), Merrill Lynch et al, Raymond James & Associates, Carlton Fields (law firm) & KPMG LLP (collectively occupy 71% of the building).

CENTRAL STATION
Central Station is the first two floors of a Class A office building and two floors of approximately 380 parking spaces.
Location: St. Petersburg, Florida
Year Built/Acquired: 1990/1997, Build-out completed June 1998
Rentable Square Feet: 133,279 (excludes parking)
% Occupied at December 31, 1998: 100%
Net Book Value at December 31, 1998: $7,918,000
1998 Annual Net Operating Income: $1,013,000 (partial year)
(If annualized-$1,575,000)
Sole Tenant: Florida Power Corporation occupies 100% of the building under a 15 year lease, which commenced May 1998.
Rent: triple net rental rate beginning at $11.82 per rentable square foot per year with 2.8% annual rent increases.

BAYBORO STATION
Bayboro Station is a waterfront Class A office building that was previously a power plant. The building was completely renovated in 1998.
Location: St. Petersburg, Florida
Year Acquired: 1984 / Renovation completed April 1998
Rentable Square Feet: 80,991
% Occupied at December 31, 1998: 100%
Net Book Value at December 31, 1998: $8,505,000
1998 Annual Net Operating Income: $539,000 (partial year) (If annualized-$850,000)
Sole Tenant: Florida Power Corporation occupies 100% of the building under a 10 year lease, which commenced April 1998.
Rent: triple net rental rate beginning at $10.50 per rentable square foot per year with 2.8% annual rent increases.

100 CARILLON
100 Carillon is a three story Class A office building located in Carillon Park.
Location: St. Petersburg, Florida
Year Built: 1987
Rentable Square Feet: 79,749
% Occupied at December 31, 1998: 100%
Net Book Value at December 31, 1998: $6,140,000
1998 Annual Net Operating Income: $712,000
1997 Annual Net Operating Income: $696,000
Major Tenant: Raymond James Financial, Inc. occupies 86% of the building.

MCNULTY STATION
McNulty Station is a Class A office complex comprised of five buildings ranging from two to five stories all of which were part of a historic renovation completed in 1985.
Location: St. Petersburg, Florida
Year Acquired: 1983 / Renovated 1985
Rentable Square Feet: 93,152
% Occupied at December 31, 1998: 99%
Net Book Value at December 31, 1998: $6,729,000
1998 Annual Net Operating Income: $976,000
1997 Annual Net Operating Income: $854,000
Major Tenant: Andersen Consulting occupies 81% of the buildings.

HIGHPOINT CENTER
Highpoint Center is a 15-story Class A office building ideally located two blocks from the State Capitol building.
Location: Tallahassee, Florida
Year Built: 1990
Rentable Square Feet: 79,525
% Occupied at December 31, 1998: 97%
Net Book Value at December 31, 1998: $9,662,000
1998 Annual Net Operating Income: $1,105,000
1997 Annual Net Operating Income: $1,125,000
Major Tenants: Katz Kutter (law firm) and Huey Guilday (law firm) collectively occupy 68% of the building.

3RD & 3RD BUILDING
The 3rd & 3rd Building is a three-story office building located at the corner of 3rd Avenue and 3rd Street in downtown St. Petersburg.
Location: St. Petersburg, Florida
Year Built/Acquired: 1984/1993/Renovated 1997
Rentable Square Feet: 32,607
% Occupied at December 31, 1998: 100%
Net Book Value at December 31, 1998: $1,826,000
1998 Annual Net Operating Income: $427,000
1997 Annual Net Operating Income: $192,000
Sole Tenant: Andersen Consulting occupies 100% of the building.

CARILLON PARK
Carillon Park is one of the premier mixed-use parks on the west coast of Florida. This 432-gross acre office, retail and multi-family residential park is strategically located in the heart of Tampa Bay, in the Gateway area of St. Petersburg. Carillon Park is convenient to Tampa, St. Petersburg and Clearwater. Carillon Park is home to many of Tampa Bay's largest and most prestigious employers including Raymond James & Associates, Franklin Templeton, Aegon Western Reserve, Allstate, Xerox, and many others.
Land available for development: 73 acres of commercial zoned land entitled to build up to 3,000,000 square feet and 36 acres of multi-family residential zoned land entitled to build up to 855 apartment homes.

THE HARBORAGE MARINA AT BAYBORO
The Harborage Marina at Bayboro is a full service marina offering 235 wet slips and 425 high & dry slips, as well as marina repairs and service, marine parts sales and a marine supply store.
Location: St. Petersburg, Florida
Year Acquired: 1984/wet slips constructed: 1986
% Occupied at December 31, 1998: 100%
Net Book Value of land and buildings at December 31, 1998: $2,863,000
1998 Annual Net Operating Income: $281,000

PROGRESS CENTER LOCATED WITHIN THE ECHELON BUSINESS & TECHNOLOGY PARK
Progress Center is an office/research facility located in Alachua/Gainesville, Florida. Progress Center facility includes three buildings, each of which is comprised of approximately 40% office space and 60% laboratory space.
Echelon owns approximately 140 developable acres, of a total of 200 acres of land within the Echelon Business & Technology Park, for which all infrastructure is in place.
Location: Alachua/Gainesville, Florida
Year Land & Facility Acquired: 1984
Rentable Square Feet of Facility: 102,386
Land Available for Development by Echelon: 140 acres
% of Facility Occupied at December 31, 1998: 93%
Net Book Value of Facility at December 31, 1998: $4,553,000
Net Book Value of Land at December 31, 1998: $792,000
1998 Net Operating Income Of Facility: $224,000
Major Tenants of Facility: Regeneration Technologies, CuraGen Corporation and
US Biomaterials collectively occupy 72% of the facility.

THE NEW MCNULTY
The New McNulty is an eight-story parking garage containing more than 700 parking spaces and 9,000 square feet of ground floor retail space. This building provides parking for the tenants of several of Echelon's downtown St. Petersburg buildings. The brick facade and ground floor retail space complement the existing McNulty Station. This exciting new development also has potential for the construction of four additional floors of office space.
Location: St. Petersburg, Florida
Construction Completion: December 1998
Net Book Value at December 31, 1998: $8,959,000
Number of Parking Spaces: over 700
Rentable Square Feet: 9,000 (retail only)
Lease Rates: Retail rental space of 9,000 square feet, 100% leased for $17.50 per rentable square foot with 2.5% annual rent increases. Parking space rental rates from $55 to $65 per month.

CASTILLE AT CARILLON
Castille at Carillon, Echelon's newest commercial office development, is strategically located in Tampa Bay's premier mixed-use office park, Carillon Park. This state-of-the-art Class A office building embodies the elegance and intimacy of European architecture. Castille at Carillon has leading edge office space technology providing the latest "work smart" features, amenities and ample covered parking. This new development is also the new home of Echelon's corporate headquarters.
Location: Carillon Park - St. Petersburg, Florida
Estimated Completion: June 1999
Construction Costs as of December 31, 1998: $8,400,000
Rentable Square Feet: 103,900
Lease Rates: From $20.00 gross per rentable square foot

MULTI-FAMILY RESIDENTIAL DEVELOPMENT

Echelon considers its multi-family residential development as the primary driver of the Company's growth over the next five years. The general parameters for a typical Echelon multi-family development include the following assumptions:

o    275 units
o 14 month construction cycle,leasing 25 units per month beginning in the 9th month of construction
o    Target of 9-10% yield on cost, on a cash basis, assuming
     75% debt on a pro-forma basis
o    Monthly gross rents of $975 per unit
o    Stabilized occupancy at 93%
o    Annual operating expenses of $3,600 per unit
o    Net annual operating income of $2,000,000
o Estimated capitalization rate range of 7 1/2% to 9% used to calculate the value of a completed project

As of March 31, 1999 the Company had eleven multi-family communities under construction or development and three sites under contract. Echelon expects to maintain an active pipeline of 10 to 20 sites in target markets. Echelon is aggressively seeking joint venture partnerships, merchant build and presale opportunities. Actual development will depend on real estate and capital market conditions.

Echelon's multi-family residential communities currently in operation or under construction or development are:

ECHELON AT BAY ISLE KEY
Echelon at Bay Isle Key is one of the most upscale apartment home communities in the Gateway area of St. Petersburg, Florida, and is Echelon's first completed multi-family community.
Community Description: Echelon at Bay Isle Key features 369 Coastal Savannah styled 1, 2 and 3 bedroom garden-style apartment homes, with more than 10% featuring direct access garages. Other amenities include state-of-the-art business and conference center, pool and fitness facilities, tennis court, jogging trail, and concierge services.
Completed: February 1999
Apartment Homes: 369
Percentage Leased at March 31, 1999: 93%
Construction Costs as of December 31, 1998: $22,205,000
Echelon Edge: Echelon at Bay Isle Key is ideally located at the geographic crossroads for Tampa, St. Petersburg and Clearwater, known as the Gateway area of St. Petersburg. This is the first multi-family construction in the Gateway area since early 1994. The Tampa Bay area is one of the fastest growing markets in the country and has been ranked 1st by Southern Business & Development in corporate relocations, with Pinellas County receiving the majority of the new business. The Gateway area is convenient to all major interstate highways and within 10 minutes of the Tampa International Airport.

ECHELON AT THE RESERVE
Echelon at The Reserve is the most upscale apartment community in the Gateway area. The community is located within Carillon Park at the intersection of Interstate 275 and Ulmerton Road. Carillon Park is a premier 432 acre mixed-use park that is home to many of Tampa Bay's largest companies.
Community Description: Echelon at the Reserve features 314 garden-style apartment homes designed in a Mediterranean/Mission architectural theme. The community features 1, 2 and 3 bedroom units with select apartments offering private ground entrances, island kitchens and attached full size direct access garages. Central amenities include a swimming pool and spa, business center, exercise facility and concierge. Estimated Completion: End of 1999 Apartment
Homes: 314
Construction Status: Clubhouse and 5 of 22 buildings complete as of March 31, 1999.
Construction Costs as of December 31, 1998: $14,737,000
Echelon Edge: Echelon at The Reserve is located within the Gateway Area of
St. Petersburg, Florida. The Gateway area is convenient to all major interstate highways and within 10 minutes of the Tampa International Airport.

ECHELON AT WOODLAND PARK
Echelon at Woodland Park is located in Tulsa, Oklahoma at the intersection of 71st Street and US Highway 169. The 71st Street corridor is the primary avenue of eastward expansion and is home to the newest and largest mall in Tulsa.
Community Description: Echelon at Woodland Park is a 232 unit community consisting of 2 and 3-story buildings that form three distinct courtyards. Select apartments within the community will include either attached or detached garages. Other amenities include a clubhouse, pool area, business center and exercise facility.
Construction Start: September 1998
Apartment Homes: 232
Construction Costs as of December 31, 1998: $3,054,000.
Echelon Edge: Echelon at Woodland Park is part of a 59-acre mixed-use Planned Unit Development, providing tenants with access to one of Tulsa's best school districts as well as proximity to several new single family home developments. The Planned Unit Development includes a 16-screen theater with Tulsa's first IMAX theater, retail, restaurants and banking facilities. Other potential adjacent developments include hotels, a convention center, office buildings, additional retail and a new school.

ECHELON AT NORTHLAKE
Echelon at Northlake is located in the upscale, mature submarket of Atlanta, Georgia known as Northlake. The community is just off LaVista Road in DeKalb County and is a quarter mile inside Interstate 285, Atlanta's perimeter highway. Community Description: Echelon at Northlake is an upscale community of 256 apartment homes in 8 buildings, designed with an American Colonial style architecture, with select apartments offering direct access garages. Other amenities include a resort style swimming pool, clubhouse with business center and exercise facility.
Construction Start: November 1998
Apartment Homes: 256
Construction Costs as of December 31, 1998: $6,186,000.
Echelon Edge: Echelon at Northlake is an 8.56 acre site situated between Northlake Mall and Northlake Parkway Office Park created through an assemblage of 17 single family tracts of land. The Northlake area consists of 10.5 million square feet of office space and over 3 million square feet of retail space, including the 1 million square foot Northlake Mall. Echelon at Northlake is the first multi-family construction in the Northlake area since the late 1980's and its superior in-fill location will help to satisfy a previously unmet demand for apartment homes inside the perimeter.

ECHELON AT MISSION RANCH
Echelon at Mission Ranch is located in Mesquite, Texas on U.S. Highway 80. Mesquite is a suburban community in the Dallas/Ft. Worth Metropolitan area. Mesquite is known for its strong sense of community, regional mall and outstanding school system.
Community Description: Echelon at Mission Ranch is a 295-unit community, designed in Texas Hill Country style architecture. The community will include a playground, car wash, laundry, fitness facility with aerobics room, resident business center, pool and a clubroom. Select apartments will offer, both attached and detached garages.
Construction Start: December 1998
Apartment Homes: 295
Construction Costs as of December 31, 1998: $2,425,000
Echelon Edge: Echelon at Mission Ranch is located on a 17-acre site.
Echelon controls the adjoining 6-acres to the north containing 21 single-family lots and an 8.1 acre commercial tract to the east. The single-family neighborhood to the north has some of the highest incomes and home values in the area. To the west is a large neighborhood shopping development, and to the east is developable commercial land.

ECHELON AT MEMORIAL CREEK
Echelon at Memorial Creek is located in Tulsa, Oklahoma at the intersection of the Creek Turnpike and South Memorial. The community is adjacent to new, single-family homes and major retail developments.
Community Description: Echelon at Memorial Creek is an upscale community of 292 one, two and three bedroom apartment homes designed utilizing a "hill country" style architecture. Most of the apartment homes will enjoy a nature view of either trees, creek or pond. Other amenities include a clubhouse, resort-style swimming pool, state of the art business and conference center and fitness facilities. Select apartments offer direct access garages.
Construction Start: December 1998
Apartment Homes: 292
Construction Costs as of December 31, 1998: $2,754,000
Echelon Edge: Echelon at Memorial Creek is located along the primary artery for southern expansion in Tulsa. This 292-unit community capitalizes on the views of 100-year old Pecan trees and is close to the extensively used regional trail system. Echelon at Memorial Creek will be the premier apartment home community in Tulsa with extraordinary amenities. Rent level increases in the Tulsa market lead the nation by more than 10% on an annualized basis.

ECHELON'S FINANCIAL ASSETS
Echelon owns and manages a portfolio of financial assets consisting primarily of lease aircraft and collateralized financings of commercial real estate and aircraft. Echelon is continuing to withdraw from the aircraft and real estate lending business to focus on its core real estate operations.

The following summarizes Echelon's financial assets as of December 31, 1998.

AFFORDABLE HOUSING TAX CREDITS
During 1996 and 1997, Echelon signed commitments to purchase $25.8 million of affordable housing tax credits. The expected weighted-average after-tax internal rate of return on these investments is approximately 12%.

As of December 31, 1998, the Company has funded $22.9 million of these commitments. The remaining $2.9 million of commitments will be funded by December 31, 1999.

LEVERAGED LEASE PORTFOLIO
The Company's net investment in leveraged leases is comprised of the following components:
                                                                  BOOK VALUE
                                                               DECEMBER 31, 1998
                                                                 (in thousands)

Rental receivable                                                  $ 146,680
Estimated residual value of leased assets                            102,943
Less: Unearned income and deferred investment tax credits            (60,528)
        Delayed equity                                               (16,779)
        Deferred taxes arising from leveraged leases                (152,833)
                                                                   ---------
Net investment in leveraged leases                                 $  19,483
                                                                    =========

Upon lease maturity, Echelon will either sell or hold and release the underlying aircraft or other asset, depending upon which option is determined to provide the greatest risk-adjusted return.

DIRECT FINANCE AND OPERATING LEASES
The Company's direct finance and operating leases are as follows:

                                                                 NET INVESTMENT
LESSEE                               LEASED AIRCRAFT           DECEMBER 31, 1998
                                                                 (in thousands)

Continental Airlines                 1973 DC10-30                      $17,668
Southwest Airlines Company           1984 B737-300                      16,605
Air Micronesia                       1981 B727-200                       3,000
(a subsidiary of Continental Airlines)                                 -------
                                                                       $37,273
                                                                       =======

REAL ESTATE AND AIRCRAFT LOAN PORTFOLIO
The Company's real estate and aircraft loan portfolio is summarized as follows:

                                                                   BOOK VALUE
                                                               DECEMBER 31, 1998
                                                                 (in thousands)

Marquardt Company                                                    $ 23,465
Vine Street Investors - Capital View I                                  5,800
Vine Street Investors - Capital View II                                 5,000
Vine Street Associates - Town Square VI                                 4,500
                                                                     --------
Total Real Estate Loans                                                38,765
American Finance Group (aircraft)                                         233
                                                                     --------
                                                                     $ 38,998
                                                                     ========

Certain statements contained in this document regarding other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor created thereby. Such statements, including those concerning Echelon's expected sources and uses of funds and capital expenditures and its business strategy including its plans to gradually withdraw from the aircraft and real estate lending business and focus on its core real estate operations, involve risks and uncertainties.

Where the Company expresses an expectation or belief as to future events, such expectation or belief is expressed in good faith and is believed to have a reasonable basis. However, such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could cause actual strategies and the timing and expected results thereof to differ materially from such forward-looking statements ("cautionary statements") include, but are not limited to those factors identified under "CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS" in the Company's 1998 Annual Report. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

All subsequent written and oral forward-looking statements attributable to the Company or to persons acting on its behalf are expressly qualified in their entirety by the cautionary statements. The Company disclaims any intent or obligation to update publicly any forward-looking statements set forth in this press release, whether as a result of new information, future events or otherwise.




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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ECHELON INTERNATIONAL CORPORATION

Date: July 1, 1999

                                      By: /s/ SUSAN G, JOHNSON, ESQUIRE
                                         --------------------------------------
                                         Susan G. Johnson, Esquire
                                         General Counsel & Senior Vice President